4th QUARTER 2022 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended December 31, 2022 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of December 31, 2022, ROIC owned 93 shopping centers encompassing approximately 10.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Table of Contents

Supplemental Disclosure
Quarter Ended December 31, 2022

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Property Acquisitions and Dispositions	10
Portfolio Data	
Property Portfolio	11
Same-Center Cash Net Operating Income Analysis	14
Top Ten Tenants	15
Lease Expiration Schedule	16
Leasing Summary	17
Same-Space Comparative Leasing Summary	18
Leased vs. Billed Summary	19
Investor Information	20

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended December 31, 2022 -4- Balance Sheets (dollars in thousands, except par values and share amounts) 12/31/22 12/31/21 ASSETS: Real Estate Investments: Land $ 958,236 $ 915,861 Building and improvements 2,452,857 2,350,294 3,411,093 3,266,155 Less: accumulated depreciation 578,593 510,836 2,832,500 2,755,319 Mortgage note receivable 4,786 4,875 Real Estate Investments, net 2,837,286 2,760,194 Cash and cash equivalents 5,598 13,218 Restricted cash 1,861 2,145 Tenant and other receivables, net 57,546 55,787 Deposits 500 — Acquired lease intangible assets, net 52,428 50,139 Prepaid expenses 5,957 5,337 Deferred charges, net 26,683 25,017 Other assets 16,420 17,007 TOTAL ASSETS $ 3,004,279 $ 2,928,844 LIABILITIES: Term loan $ 299,253 $ 298,889 Credit facility 88,000 — Senior Notes 946,849 945,231 Mortgage notes payable 60,917 85,354 Acquired lease intangible liabilities, net 152,117 136,608 Accounts payable and accrued expenses 22,885 48,598 Tenants’ security deposits 7,701 7,231 Other liabilities 41,959 40,580 TOTAL LIABILITIES 1,619,681 1,562,491 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 12 12 Additional paid-in capital 1,612,126 1,577,837 Accumulated dividends in excess of earnings (315,984) (297,801) Accumulated other comprehensive income (loss) 14 (3,154) Total Retail Opportunity Investments Corp. stockholders’ equity 1,296,168 1,276,894 Non-controlling interests 88,430 89,459 TOTAL EQUITY 1,384,598 1,366,353 TOTAL LIABILITIES AND EQUITY $ 3,004,279 $ 2,928,844 The Company's Form 10-Q for the quarters ended September 31, 2022, June 30, 2022, and March 31, 2022, and Form 10-K for the years ended December 31, 2022 and 2021 should be read in conjunction with the above information.

Supplemental Disclosure
Quarter Ended December 31, 2022

Income Statements

(in thousands, except per share amounts)

	Three Months Ended (unaudited) 12/31/22	Three Months Ended (unaudited) 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
REVENUES:				
Rental revenue [(1)]	$ 79,285	$ 71,999	$ 308,960	$ 280,924
Other income	908	799	3,969	3,176
TOTAL REVENUES	80,193	72,798	312,929	284,100
OPERATING EXPENSES:				
Property operating	13,589	12,105	51,057	44,439
Property taxes	8,839	8,161	34,651	33,663
Depreciation and amortization	25,050	23,528	97,494	92,929
General and administrative expenses	5,590	5,301	21,735	19,654
Other expense	182	229	960	860
TOTAL OPERATING EXPENSES	53,250	49,324	205,897	191,545
Gain on sale of real estate	—	—	7,653	22,340
OPERATING INCOME	26,943	23,474	114,685	114,895
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(16,049)	(14,362)	(59,225)	(57,535)
NET INCOME	10,894	9,112	55,460	57,360
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(695)	(598)	(3,591)	(3,852)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 10,199	$ 8,514	$ 51,869	$ 53,508
NET INCOME PER COMMON SHARE - BASIC AND DILUTED	$ 0.08	$ 0.07	$ 0.42	$ 0.44
Weighted average common shares outstanding - basic	123,814	121,232	123,395	119,545
Weighted average common shares outstanding - diluted	132,545	130,066	132,285	128,454
(1) RENTAL REVENUE				
Base rents	$ 57,179	$ 53,023	$ 220,833	$ 205,954
Recoveries from tenants	19,456	16,987	75,499	67,995
Straight-line rent	427	521	2,715	959
Amortization of above- and below-market rent	2,729	2,224	11,947	8,795
Bad debt	(506)	(756)	(2,034)	(2,779)
TOTAL RENTAL REVENUE	$ 79,285	$ 71,999	$ 308,960	$ 280,924

The Company's Form 10-Q for the quarters ended September 30, 2022, June 30, 2022 and March 31, 2022, and Form 10-K for the years ended December 31, 2022 and 2021 should be read in conjunction with the above information.

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Supplemental Disclosure
Quarter Ended December 31, 2022

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended	
	12/31/22	12/31/21	12/31/22	12/31/21
Funds from Operations (FFO):				
Net income attributable to ROIC common stockholders	$ 10,199	$ 8,514	$ 51,869	$ 53,508
Plus: Depreciation and amortization expense	25,050	23,528	97,494	92,929
Less: Gain on sale of real estate	—	—	(7,653)	(22,340)
FUNDS FROM OPERATIONS - BASIC	35,249	32,042	141,710	124,097
Net income attributable to non-controlling interests	695	598	3,591	3,852
FUNDS FROM OPERATIONS - DILUTED	$ 35,944	$ 32,640	$ 145,301	$ 127,949
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.28	$ 0.26	$ 1.15	$ 1.04
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.25	$ 1.10	$ 1.00
Weighted average common shares outstanding - basic	123,814	121,232	123,395	119,545
Weighted average common shares outstanding - diluted	132,545	130,066	132,285	128,454
Common dividends per share	$ 0.15	$ 0.11 (1)	$ 0.56	$ 0.44 (1)
FFO Payout Ratio	55.6 %	44.0 %	50.9 %	44.0 %
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (427)	$ (521)	$ (2,715)	$ (959)
Above/below market rent amortization, net	(2,729)	(2,224)	(11,947)	(8,795)
Non-cash interest (income) expense	(15)	(14)	(57)	45
Deferred financing costs and mortgage premiums, net	675	600	2,559	2,383
Stock based compensation	3,128	3,167	11,949	11,030
Capital Expenditures				
Tenant improvements	$ 7,245	$ 8,424	$ 29,739	$ 25,248
Leasing commissions	526	482	2,006	1,888
Building improvements	490	395	1,110	1,012
Reimbursable property improvements	2,265	848	6,075	1,421
Pad and other development	2,634	2,109	13,725	12,172
Value enhancing tenant improvements	653	2,002	6,761	5,945

(1) Amount excludes the $0.07 special dividend related to gain on sale of real estate in 2021.

The above does not purport to disclose all items required under GAAP.

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Supplemental Disclosure
Quarter Ended December 31, 2022

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Fullerton Crossroads	$	26,000	4.73 %	3.82 %	4/6/2024	1.9 %
Diamond Hills Plaza		34,731	3.55 %	3.61 %	10/1/2025	2.4 %
Total Mortgage Debt		60,731	4.05 %	3.70 %	2.1 Years (WA)	4.3 %
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00 %	5.21 %	12/15/2023	17.9 %
Senior Notes Due 2024		250,000	4.00 %	4.21 %	12/15/2024	17.9 %
Senior Notes Due 2026		200,000	3.95 %	3.95 %	9/22/2026	14.3 %
Senior Notes Due 2027		250,000	4.19 %	4.19 %	12/15/2027	17.9 %
Total Unsecured Senior Notes		950,000	4.30 %	4.41 %	2.9 Years (WA)	68.0 %
Total Fixed Rate Debt		**1,010,731**	**4.29 %**	**4.37 %**	**2.8 Years (WA)**	**72.3 %**
Variable Rate Debt						
Credit Facility		88,000	5.17 %	5.17 %	2/20/2024 (1)	6.3 %
Term Loan		300,000	5.38 %	5.38 %	1/20/2025	21.4 %
Total Variable Rate Debt		**388,000**	**5.33 %**	**5.33 %**	**1.8 Years (WA)**	**27.7 %**
TOTAL PRINCIPAL DEBT	**$**	**1,398,731**	**4.58 %**	**4.64 %**	**2.5 Years (WA)**	**100.0 %**
Net unamortized premiums on mortgages		288				
Net unamortized discounts on notes		(1,304)				
Net unamortized deferred financing charges (2)		(2,696)				
Total Debt	**$**	**1,395,019**				

(1) Does not include extension options available to ROIC.

(2) Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended December 31, 2022 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (1) Term Loan Unsecured Notes Payments Debt Maturing 2023 $ 686 $ — $ — $ — $ 250,000 $ 250,686 17.9% 2024 708 26,000 88,000 — 250,000 364,708 26.1% 2025 550 32,787 — 300,000 — 333,337 23.8% 2026 — — — — 200,000 200,000 14.3% 2027 — — — — 250,000 250,000 17.9 % Thereafter — — — — — — — % $ 1,944 $ 58,787 $ 88,000 $ 300,000 $ 950,000 $ 1,398,731 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 91 10,200,888 96.6 % Encumbered properties 2 359,371 3.4% 93 10,560,259 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,338,000 95.7 % Secured principal debt 60,731 4.3 % Total Principal Debt $ 1,398,731 100.0% (1) Does not include extension options available to ROIC.

Supplemental Disclosure
Quarter Ended December 31, 2022

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	12/31/22	09/30/22	06/30/22	03/31/22	12/31/21
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.2x	3.5x	3.6x	3.6x	3.3x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.2x	3.5x	3.5x	3.5x	3.2x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.6x	6.6x	6.7x	6.4x	7.0x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.8x	6.7x	6.9x	6.8x	7.1x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	46.6%	45.4%	45.7%	45.2%	45.6%
Total principal debt/undepreciated book value	39.0%	38.3%	38.6%	38.3%	38.8%
Secured principal debt/undepreciated book value	1.7%	1.7%	1.7%	1.8%	2.5%
Market capitalization calculations, at period end:					
Common shares outstanding	123,815	123,813	123,613	123,002	121,926
Operating partnership units (OP units) outstanding	8,447	8,447	8,647	8,694	8,542
Common stock price per share	$ 15.03	$ 13.76	$ 15.78	$ 19.39	$ 19.60
Total equity market capitalization	$ 1,987,894	$ 1,819,900	$ 2,087,066	$ 2,553,590	$ 2,557,170
Total principal debt	1,398,731	1,362,899	1,357,063	1,321,225	1,334,864
TOTAL MARKET CAPITALIZATION	$ 3,386,625	$ 3,182,799	$ 3,444,129	$ 3,874,815	$ 3,892,034
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	41.1%	40.3%	40.6%	40.4%	40.9%
Total secured debt to total assets not to exceed 40%	1.8%	1.8%	1.8%	1.9%	2.6%
Total unencumbered assets to total unsecured debt not to be less than 150%	245.0%	250.5%	248.3%	250.1%	246.1%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.5x	3.5x	3.4x	3.3x	3.2x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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Supplemental Disclosure Quarter Ended December 31, 2022 -10- Property Acquisitions and Dispositions (dollars in thousands) Acquisitions Date Owned Shopping Centers Location Acquired Purchase Amount GLA 2Q 2022 Powell Valley Junction Gresham, OR 04/01/22 $ 17,595 108,639 Olympia Square North Olympia, WA 04/01/22 18,355 89,884 Village Oaks Shopping Center Martinez, CA 05/17/22 24,000 79,875 $ 59,950 278,398 3Q 2022 Thomas Lake Shopping Center Mill Creek, WA 08/19/22 $ 31,050 111,311 Ballinger Village Shoreline, WA 08/19/22 29,150 110,849 $ 60,200 222,160 Total 2022 Acquisitions $ 120,150 500,558 Dispositions Date Owned Shopping Centers Location Sold Sale Amount GLA 3Q 2022 Aurora Square Shoreline, WA 08/19/22 $ 36,193 108,558 Total 2022 Dispositions $ 36,193 108,558

Supplemental Disclosure
Quarter Ended December 31, 2022

Property Portfolio

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0 %	$	2,024	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,215	87.0 %		2,173	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.9 %		2,959	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	95.8 %		1,945	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	97.3 %		1,502	Albertsons Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0 %		2,415	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	99.1 %		2,442	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,472	99.1 %		4,181	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	97.3 %		2,634	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	98.8 %		13,663	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket [2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	92.6 %		2,058	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	96.4 %		2,421	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	95.7 %		2,743	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	97.9 %		4,601	Sprouts Market, Kroger (Ralph's) Supermarket [2], Rite Aid Pharmacy [2]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,089	96.8 %		2,356	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	99.2 %		1,944	Albertsons Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	97.3 %		3,804	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,444	92.0 %		4,694	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	96.2 %		1,385	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	94.0 %		3,636	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,369**	**96.9 %**	**$**	**65,580**	
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0 %	$	899	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0 %		1,697	Albertsons (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0 %		2,656	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0 %		1,998	Safeway Supermarket, Dollar Tree, Big Lots, Ace Hardware
The Kress Building	*	Seattle	WA	09/30/11	74,616	70.0 %		1,297	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	100.0 %		2,672	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	97.0 %		2,846	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,131	100.0 %		12,922	Kroger (QFC) Supermarket, Dick's Sporting Goods, Edgeworks Climbing
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0 %		3,697	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0 %		2,672	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	110,257	100.0 %		2,461	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0 %		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	97.6 %		2,991	WinCo Foods, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	100.0 %		1,138	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0 %		1,097	Thriftway Supermarket
Summerwalk Village	*	Lacey	WA	12/13/19	60,343	100.0 %		935	Walmart Neighborhood Market
South Point Plaza		Everett	WA	11/10/21	189,960	100.0 %		2,380	Grocery Outlet Supermarket, Rite Aid Pharmacy, Hobby Lobby, Pep Boys
Olympia West Center		Olympia	WA	12/06/21	69,212	100.0 %		1,544	Trader Joe's, Petco
Olympia Square North		Olympia	WA	04/01/22	89,884	100.0 %		1,126	Albertsons Supermarket, Crunch Fitness
Thomas Lake Shopping Center		Mill Creek	WA	08/19/22	111,311	100.0 %		2,013	Albertsons Supermarket, Rite Aid Pharmacy
Ballinger Village		Shoreline	WA	08/19/22	110,849	97.7 %		2,326	Thriftway Supermarket, Rite Aid Pharmacy
Seattle metro area total					**2,465,275**	**98.7 %**	**$**	**52,057**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 4Q 2022.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2022

Property Portfolio, continued

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0 %	$	4,032	New Seasons Market
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0 %		1,937	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0 %		2,090	Safeway Supermarket, U.S. Postal Service
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0 %		1,905	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0 %		1,332	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0 %		1,499	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0 %		2,720	Albertsons Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0 %		1,154	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0 %		2,271	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	99.1 %		3,060	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	97.7 %		1,498	Safeway Supermarket, Petco
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0 %		1,678	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0 %		2,333	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0 %		833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0 %		2,124	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0 %		2,391	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	100.0 %		1,031	Grocery Outlet Supermarket, Anytime Fitness
Powell Valley Junction		Gresham	OR	04/01/22	108,639	100.0 %		1,237	Walmart Neighborhood Market
Portland metro area total					**1,860,095**	**99.8 %**	**$**	**35,125**	
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0 %	$	1,524	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	141,093	97.4 %		3,156	Save Mart (Lucky California) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	98.4 %		2,406	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	98.7 %		2,617	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0 %		600	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	131,263	97.9 %		3,294	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	*	Livermore	CA	06/27/13	71,525	100.0 %		1,544	Save Mart (Lucky California) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	96.5 %		2,202	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	97.3 %		2,685	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	94.0 %		1,763	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	96.1 %		2,444	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	91.7 %		2,519	Save Mart (Lucky California) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0 %		2,305	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	100.0 %		1,091	Trader Joe's
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,606	100.0 %		1,837	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	49,694	100.0 %		1,614	Safeway Supermarket
Canyon Creek Plaza	*	San Jose	CA	09/01/21	64,662	98.0 %		2,152	New Seasons Market
Village Oaks Shopping Center		Martinez	CA	05/17/22	79,875	97.9 %		1,442	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy [2]
San Francisco metro area total					**1,451,744**	**97.6 %**	**$**	**37,195**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 4Q 2022.

-12-

Supplemental Disclosure
Quarter Ended December 31, 2022

Property Portfolio, continued

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	98.9 %	$	2,429	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2 %		1,919	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	95.7 %		2,838	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	112,080	98.4 %		2,170	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	122,636	94.5 %		1,784	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
5 Points Plaza	*	Huntington Beach	CA	09/27/13	161,214	99.7 %		4,741	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	99.0 %		2,515	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,899	100.0 %		3,682	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	98.2 %		3,100	Smart & Final Extra Supermarket
Orange Country metro area total					**1,093,738**	**98.3 %**	**$**	**25,178**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	95.7 %	$	3,594	Stater Brothers Supermarket, Walgreens, Planet Fitness
Renaissance Towne Centre	*	San Diego	CA	08/03/11	52,866	98.2 %		2,696	CVS Pharmacy
Bay Plaza	*	San Diego	CA	10/05/12	73,324	98.0 %		2,268	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0 %		985	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0 %		3,554	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	133,914	97.9 %		3,367	Stater Brothers Supermarket, AMC Theatres
Palomar Village		Temecula	CA	10/12/21	125,130	98.4 %		2,130	Albertsons Supermarket, CVS Pharmacy
San Diego metro area total					**748,038**	**98.0 %**	**$**	**18,594**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased		ABR [1]
Los Angeles	20	2,941,369	96.9 %	$	65,580
Seattle	21	2,465,275	98.7 %		52,057
Portland	18	1,860,095	99.8 %		35,125
San Francisco	18	1,451,744	97.6 %		37,195
Orange County	9	1,093,738	98.3 %		25,178
San Diego	7	748,038	98.0 %		18,594
TOTAL SHOPPING CENTER PORTFOLIO	**93**	**10,560,259**	**98.1 %**	**$**	**233,729**

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 4Q 2022.

-13-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2022

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended				Year Ended			
	12/31/22	12/31/21	$ Change	% Change	12/31/22	12/31/21	$ Change	% Change
Number of shopping centers included in same-center analysis (1)	85	85			84	84		
Same-center occupancy	98.0 %	97.5 %		0.5 %	98.0 %	97.5 %		0.5 %
REVENUES:								
Base rents	$ 52,656	$ 50,918	$ 1,738	3.4 %	$ 205,223	$ 198,434	$ 6,789	3.4 %
Percentage rent	956	791	165	20.9 %	1,482	970	512	52.8 %
Recoveries from tenants	17,978	16,596	1,382	8.3 %	69,890	65,592	4,298	6.6 %
Other property income	667	608	59	9.7 %	2,933	2,101	832	39.6 %
Bad debt	(390)	(682)	292	(42.8)%	(1,701)	(2,607)	906	(34.8)%
TOTAL REVENUES	71,867	68,231	3,636	5.3 %	277,827	264,490	13,337	5.0 %
OPERATING EXPENSES:								
Property operating expenses	13,058	12,092	966	8.0 %	48,739	43,707	5,032	11.5 %
Property taxes	8,259	7,974	285	3.6 %	32,405	32,727	(322)	(1.0)%
TOTAL OPERATING EXPENSES	21,317	20,066	1,251	6.2 %	81,144	76,434	4,710	6.2 %
SAME-CENTER CASH NET OPERATING INCOME	**$ 50,550**	**$ 48,165**	**$ 2,385**	**5.0 %**	**$ 196,683**	**$ 188,056**	**$ 8,627**	**4.6 %**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	12/31/22	12/31/21	12/31/22	12/31/21
GAAP Operating Income	$ 26,943	$ 23,474	$ 114,685	$ 114,895
Depreciation and amortization	25,050	23,528	97,494	92,929
General and administrative expenses	5,590	5,301	21,735	19,654
Other expense	182	229	960	860
Gain on sale of real estate	—	—	(7,653)	(22,340)
Straight-line rent	(427)	(521)	(2,715)	(959)
Amortization of above- and below-market rent	(2,729)	(2,224)	(11,947)	(8,795)
Property revenues and other expenses (2)	(265)	(14)	(1,331)	(614)
TOTAL COMPANY CASH NET OPERATING INCOME	54,344	49,773	211,228	195,630
Non Same-Center Cash NOI	(3,794)	(1,608)	(14,545)	(7,574)
SAME-CENTER CASH NET OPERATING INCOME	**$ 50,550**	**$ 48,165**	**$ 196,683**	**$ 188,056**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

-14-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended December 31, 2022 -15- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertsons / Safeway Supermarkets 21 1,052,996 10.2% $ 13,251 5.7% 2 Kroger Supermarkets 11 488,735 4.7% 7,560 3.2% 3 Rite Aid Pharmacy 16 297,738 2.9% 4,004 1.7% 4 Save Mart Supermarkets 5 234,713 2.3% 3,495 1.5% 5 Trader Joe’s 9 109,307 1.0% 3,166 1.4% 6 Grocery Outlet Supermarkets 10 225,004 2.2% 3,096 1.3% 7 JP Morgan Chase 21 86,893 0.8% 2,992 1.3% 8 Sprouts Markets 4 159,163 1.5% 2,747 1.2% 9 H-Mart Supermarkets 3 147,040 1.4% 2,684 1.1% 10 Marshall’s / TJMaxx 5 152,459 1.5% 2,563 1.1 % Top 10 Tenants Total 105 2,954,048 28.5% $ 45,558 19.5 % Other Tenants 1,943 7,399,722 71.5% 188,171 80.5 % Total Portfolio 2,048 10,353,770 100.0% $ 233,729 100.0%

Lease Expiration Schedule

Supplemental Disclosure
Quarter Ended December 31, 2022

(dollars in thousands)

Anchor Tenants [(1)]

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	13	393,214	3.8 %	$ 7,720	3.3 %	$ 19.63
2024	14	496,577	4.8 %	7,997	3.4 %	16.10
2025	22	724,936	7.0 %	10,256	4.4 %	14.15
2026	24	784,371	7.6 %	10,203	4.4 %	13.01
2027	14	460,659	4.4 %	5,364	2.3 %	11.64
2028	27	947,961	9.2 %	15,064	6.4 %	15.89
2029	13	463,575	4.5 %	7,301	3.1 %	15.75
2030	7	242,126	2.3 %	3,828	1.6 %	15.81
2031	10	336,035	3.2 %	5,047	2.2 %	15.02
2032	7	236,380	2.3 %	3,463	1.5 %	14.65
2033+	22	744,966	7.2 %	11,687	5.0 %	15.69
	173	5,830,800	56.3 %	$ 87,930	37.6 %	$ 15.08

Non-Anchor Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	269	465,945	4.5 %	$ 16,368	7.0 %	$ 35.13
2024	296	643,915	6.2 %	20,614	8.8 %	32.01
2025	276	619,840	6.0 %	19,569	8.4 %	31.57
2026	277	628,964	6.1 %	20,313	8.7 %	32.30
2027	286	690,342	6.7 %	22,096	9.5 %	32.01
2028	147	406,167	3.9 %	12,916	5.5 %	31.80
2029	63	198,343	1.9 %	6,253	2.7 %	31.52
2030	51	167,318	1.6 %	5,551	2.4 %	33.18
2031	59	205,548	2.0 %	6,198	2.7 %	30.15
2032	65	206,640	2.0 %	6,717	2.8 %	32.50
2033+	86	289,948	2.8 %	9,204	3.9 %	31.74
	1,875	4,522,970	43.7 %	$ 145,799	62.4 %	$ 32.23

All Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	282	859,159	8.3 %	$ 24,088	10.3 %	$ 28.04
2024	310	1,140,492	11.0 %	28,611	12.2 %	25.09
2025	298	1,344,776	13.0 %	29,825	12.8 %	22.18
2026	301	1,413,335	13.7 %	30,516	13.1 %	21.59
2027	300	1,151,001	11.1 %	27,460	11.8 %	23.86
2028	174	1,354,128	13.1 %	27,980	11.9 %	20.66
2029	76	661,918	6.4 %	13,554	5.8 %	20.48
2030	58	409,444	3.9 %	9,379	4.0 %	22.91
2031	69	541,583	5.2 %	11,245	4.9 %	20.76
2032	72	443,020	4.3 %	10,180	4.3 %	22.98
2033+	108	1,034,914	10.0 %	20,891	8.9 %	20.19
	2,048	10,353,770	100.0 %	$ 233,729	100.0 %	$ 22.57

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

-16-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2022

Leasing Summary

New Leases	For the Three Months Ended December 31, 2022 Non-Anchor	Anchor	Total	For the Year Ended December 31, 2022 Non-Anchor	Anchor	Total
Number of Leases	46	2	48	170	3	173
Gross Leasable Area (sq. ft.)	93,206	43,544	136,750	384,828	60,784	445,612
Initial Base Rent ($/sq. ft.) [(1)]	$ 28.66	$ 14.25	$ 24.07	$ 29.10	$ 17.02	$ 27.45
Tenant Improvements ($/sq. ft.)	$ —	$ —	$ —	$ 0.56	$ —	$ 0.49
Leasing Commissions ($/sq. ft.)	$ 2.79	$ —	$ 1.90	$ 2.87	$ 1.36	$ 2.66
Weighted Average Lease Term (Yrs.) [(2)]	6.4	15.6	9.4	7.7	14.2	8.6

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	58	3	61	245	21	266
Gross Leasable Area (sq. ft.)	167,389	111,654	279,043	546,652	615,967	1,162,619
Initial Base Rent ($/sq. ft.) [(1)]	$ 30.20	$ 15.90	$ 24.48	$ 34.08	$ 15.03	$ 23.99
Tenant Improvements ($/sq. ft.)	$ 0.30	$ —	$ 0.18	$ 0.66	$ 0.69	$ 0.67
Leasing Commissions ($/sq. ft.)	$ 0.09	$ —	$ 0.05	$ 0.03	$ 0.04	$ 0.03
Weighted Average Lease Term (Yrs.) [(2)]	4.8	5.8	5.2	5.0	5.9	5.5

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	104	5	109	415	24	439
Gross Leasable Area (sq. ft.)	260,595	155,198	415,793	931,480	676,751	1,608,231
Initial Base Rent ($/sq. ft.) [(1)]	$ 29.65	$ 15.44	$ 24.35	$ 32.02	$ 15.21	$ 24.95
Tenant Improvements ($/sq. ft.)	$ 0.20	$ —	$ 0.12	$ 0.62	$ 0.63	$ 0.62
Leasing Commissions ($/sq. ft.)	$ 1.06	$ —	$ 0.66	$ 1.20	$ 0.16	$ 0.76
Weighted Average Lease Term (Yrs.) [(2)]	5.4	8.6	6.6	6.1	6.7	6.4

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.
(2) Does not assume exercise of renewal options.

-17-

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2022

Same-Space Comparative Leasing Summary

	For the Three Months Ended December 31, 2022			For the Year Ended December 31, 2022		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	17	2	19	79	3	82
Comparative GLA (sq. ft.) (1)	33,503	43,544	77,047	181,858	60,784	242,642
Prior Base Rent ($/sq. ft.) (2)	$ 28.57	$ 11.90	$ 19.15	$ 25.92	$ 14.73	$ 23.12
Initial Base Rent ($/sq. ft.)	$ 30.38	$ 14.25	$ 21.27	$ 32.31	$ 17.02	$ 28.48
Percentage Change in Base Rents	6.3 %	19.8 %	11.1 %	24.6 %	15.5 %	23.2 %
Tenant Improvements ($/sq. ft.)	$ —	$ —	$ —	$ 0.32	$ —	$ 0.24
Leasing Commissions ($/sq. ft.)	$ 0.76	$ —	$ 0.33	$ 2.73	$ 1.36	$ 2.38
Weighted Average Lease Term (Yrs.) (3)	6.1	15.6	11.5	8.5	14.2	9.9

Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	58	3	61	245	21	266
Comparative GLA (sq. ft.)	167,389	111,654	279,043	546,652	615,967	1,162,619
Prior Base Rent ($/sq. ft.) (2)	$ 28.29	$ 14.65	$ 22.83	$ 31.75	$ 13.82	$ 22.25
Initial Base Rent ($/sq. ft.)	$ 30.20	$ 15.90	$ 24.48	$ 34.08	$ 15.03	$ 23.99
Percentage Change in Base Rents	6.8 %	8.5 %	7.2 %	7.3 %	8.7 %	7.8 %
Tenant Improvements ($/sq. ft.)	$ 0.30	$ —	$ 0.18	$ 0.66	$ 0.69	$ 0.67
Leasing Commissions ($/sq. ft.)	$ 0.09	$ —	$ 0.05	$ 0.03	$ 0.04	$ 0.03
Weighted Average Lease Term (Yrs.) (3)	4.8	5.8	5.2	5.0	5.9	5.5

Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	75	5	80	324	24	348
Comparative GLA (sq. ft.) (1)	200,892	155,198	356,090	728,510	676,751	1,405,261
Prior Base Rent ($/sq. ft.) (2)	$ 28.34	$ 13.88	$ 22.03	$ 30.30	$ 13.90	$ 22.40
Initial Base Rent ($/sq. ft.)	$ 30.23	$ 15.44	$ 23.78	$ 33.64	$ 15.21	$ 24.76
Percentage Change in Base Rents	6.7 %	11.2 %	7.9 %	11.0 %	9.4 %	10.5 %
Tenant Improvements ($/sq. ft.)	$ 0.25	$ —	$ 0.14	$ 0.57	$ 0.63	$ 0.60
Leasing Commissions ($/sq. ft.)	$ 0.20	$ —	$ 0.11	$ 0.70	$ 0.16	$ 0.44
Weighted Average Lease Term (Yrs.) (3)	5.0	8.6	6.6	5.9	6.7	6.3

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

-18-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended December 31, 2022 -19- Leased vs. Billed Summary (dollars in thousands) 12/31/22 09/30/22 06/30/22 03/31/22 % leased at beginning of quarter 97.8% 97.6% 97.2% 97.5% % billed at beginning of quarter 93.3% 93.7% 92.6% 92.8 % ABR of new leases signed/not yet commenced - at beginning of quarter $ 9,115 $ 7,921 $ 9,603 $ 10,601 less: ABR of new leases commenced during quarter (3,385) (1,377) (2,726) (2,019) less: ABR of new leases related to disposed properties — (152) — — plus: ABR of new leases signed during quarter 1,895 2,723 1,044 1,021 ABR of new leases signed/not yet commenced - at end of quarter $ 7,625 $ 9,115 $ 7,921 $ 9,603 % leased at end of quarter 98.1% 97.8% 97.6% 97.2% % billed at end of quarter 94.2% 93.3% 93.7% 92.6 % ABR of new leases commenced during quarter - actual cash received $ 430 $ 231 $ 295 $ 380

Supplemental Disclosure Quarter Ended December 31, 2022 -20- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Citi Nicholas Joseph 212.816.1909 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. Christopher Wimmer 646.582.3412 Moody’s Investors Service Alice Chung 212.553.2949 S&P Global Ratings Michael Souers 212.438.2508